Exhibit 99.1
NICOR INC.
2009 ANNUAL MEETING
Chairman’s Remarks
April 23, 2009
Russ M. Strobel—Chairman, President and Chief Executive Officer
REGULATION FD DISCLOSURE
•	Pursuant to the SEC’s FD Regulations, I’m obligated to remind you that my remarks will include forward-looking statements.
•	We believe these statements are based on reasonable assumptions, but actual results may vary materially from stated expectations.
•	Information concerning the factors that could cause materially different results can be found in our most recent periodic report filed with the SEC.
OVERVIEW-A STRONG AND STABLE FOUNDATION FOR TODAY’S CHALLENGES
•	Since our meeting here a year ago, the American economy and financial markets have experienced tremendous challenges not seen in more than a generation.
•	The recession, turbulence in the stock market, rising unemployment, and decreasing home values have impacted virtually all Americans.
•	Nicor’s businesses have not been immune from the effects of these economic conditions, but our businesses have generally performed well.
•	Our solid financial results in these troubling economic times, and the balanced composition of our earnings between regulated and non-regulated businesses, are the result of the STRONG AND STABLE FOUNDATION upon which Nicor has been built.

•	Our businesses typically play an important role in the daily lives of our customers, and each of our businesses has a large and diverse customer base, strategic locations and assets, and talented employees at all levels.
•	For example, Nicor Gas, our regulated utility, provides vital natural gas service to a diversified mix of 2.2 million homes and businesses here in Illinois.
•	Our access to diverse sources of natural gas supplies, our significant underground storage capacity, and our unrelenting focus on efficiency all allow Nicor Gas to provide low-cost, high-value service to its customers.

•	Tropical Shipping, our containerized cargo business, also plays a critical role in the lives of its customers.
•	Tropical transports food, building materials and other necessities of life to thousands of customers throughout the Bahamas and Caribbean.
•	Tropical maintains leading market shares in most of the 25 ports it serves, it has a strong customer base, and it has a well-deserved reputation for on-time, high-quality service.

•	Our third business platform—Nicor’s Other Energy Ventures—offers a wide range of products and services that help customers to manage volatile natural gas costs and to operate their heating and cooling equipment efficiently.
•	These businesses have grown rapidly in recent years, and they make up an important and increasing part of Nicor’s overall earnings.
•	In addition to having robust operating businesses, Nicor is also distinguished, now more than ever, by its strong financial position.
•	Nicor enjoys a “AA” credit rating that is among the very highest in the industry.
•	Nicor’s financial strength enables us to withstand disruptions in the economy and in the capital markets.
•	That financial strength can even create opportunities for us when difficult economic conditions cause other companies to contract.
•	Nicor’s strong financial condition is also reflected in our solid dividend.

•	At a time when others may be cutting or eliminating their dividend, Nicor’s dividend remains strong and of increasing importance to shareholders.
2008 FINANCIAL RESULTS
•	Let me now review our 2008 financial results for you.
•	In 2008, Nicor reported diluted earnings per common share of $2.63.
•	Excluding noteworthy items, 2007 earnings per share were $2.88.
•	When compared to these adjusted 2007 results, our 2008 earnings per share reflect:
•	higher operating results at Nicor Gas due primarily to colder weather;
•	lower operating results at Tropical Shipping related to lower volumes due primarily to the economic downturn;
•	lower results from Other Energy Ventures due primarily to the shifting of income from 2008 into subsequent periods as a result of GAAP timing differences; and
•	higher interest expense (due to the absence, in 2008, of a 2007 agreement with the IRS to settle certain tax matters).
2009 FINANCIAL FORECAST
NICOR GAS
•	As we look ahead to our 2009 financial forecast, we expect to continue to be pressured by the current economic environment and by increased operating costs.
•	As a result of these cost pressures, Nicor Gas filed for rate relief last year with the Illinois Commerce Commission.
•	And just last month, the ICC approved a $69 million increase in Nicor Gas base rates.
•	This rate relief was critical to allowing Nicor Gas to recover the costs of providing safe and reliable service to over 2 million Illinois homes and businesses that we serve.
•	I cannot over-emphasize that even with these new rates, Nicor Gas customers will continue to have the lowest rates of any major Illinois utility, and rates that are among the lowest in the entire nation.

•	And although Nicor Gas will benefit from rate relief, Nicor Gas will never alter its intense focus on controlling costs and improving our already enviable record for efficiency.
TROPICAL SHIPPING
•	Moving to Tropical Shipping, as one would expect, this business is feeling the effects of the contraction in the overall economy and in tourism.
•	Still, in 2009 we expect to continue expanding our higher margin less-than-container load and cargo insurance businesses, and improving our service delivery and asset utilization.
•	In addition, Tropical has historically strengthened its operations during poor economic times through opportunistic expansion and niche acquisitions.
•	Tropical did just that in 2008 when it acquired Caribtrans, a provider of less-than-container load and full-container load consolidation services.
•	Although Caribtrans added only about 4% to Tropical volumes, synergies from the acquisition resulted in a significantly larger improvement to Tropical’s bottom line.
•	With Tropical’s solid financial foundation, we will continue to seek out additional opportunities to acquire assets that will favorably position us for the future.
OTHER ENERGY VENTURES
•	Finally, our Other Energy Ventures will continue to grow each of its two platforms — Retail Energy Services and Wholesale Energy Services.
•	Our Retail Energy platform is currently expanding into new geographic territories, and is simultaneously developing additional marketing channels through strategic alliances and utility partnerships.
•	Our Wholesale Energy Businesses continue to optimize their storage and transmission assets.
•	In addition, we plan to expand the scope of our supply related assets by developing an 8 billion cubic foot underground storage field near Sacramento, California.
•	As a result of these actions, our Other Energy Ventures segment will continue to be an important contributor to our earnings.

SHAREHOLDER RETURNS
•	While our businesses produced good financial results in 2008 considering the state of the economy, we realize that your ultimate measure of the job we’re doing is tied to the performance of Nicor’s stock and the dividends you receive.
•	As you know, 2008 had the worst overall stock market performance in more than a generation.
•	Nicor’s stock was not immune from the market declines of 2008.
•	However, although Nicor’s total shareholder return was a negative 14% last year, in 2008 we significantly outperformed both the S&P 500 and S&P Utilities indices, which had negative returns of 37% and 29%, respectively.
•	Stated differently, Nicor’s total shareholder return, while down, was still 23% better than the S&P 500, and 15% better than the S&P Utilities.
•	In fact, in 2008, Nicor was in the top 10% of the stocks in the S&P Utility Index.
•	And while some other utilities have had to cut their dividends recently, Nicor has continued to pay a solid dividend that is well covered by our earnings.
•	These dividends have provided our shareholders with a steady, reliable source of cash payments for over 50 years.
•	Our dividend is a yet another testament to Nicor’s STRONG AND STABLE FOUNDATION.
THANKS
•	Before I complete my remarks, I would like to recognize the efforts of our nearly 4,000 employees.
•	Nicor employees work hard each and every day:

•	to enhance the value of your investment;
•	to provide quality, cost-effective service to our customers;
•	to improve the quality of life in their communities; and
•	to help those less fortunate than they are.
•	Some of those efforts were on display in the video that we were playing this morning, and I hope that all of you had the opportunity to see it.
•	I’m extremely proud to be a small part of those efforts.
•	Finally, I want to close by thanking you, our stockholders, for your continued support and confidence.
•	We remain intensely focused on protecting and increasing the value of your investment.
•	And we are committed to continuing to build on the STRONG AND STABLE FOUNDATION of Nicor.